Exhibit  31.2

CERTIFICATION  PURSUANT  TO SECTION 302 (A) OF THE SARBANES-OXLEY ACT OF 2002

I, Bradley E. Sparks, certify that:

1.	I have reviewed this quarterly report on form 10-QSB of Visualant, Incorporated.

2.
Based  on  my  knowledge, this quarterly report does not contain any untrue statement  of a material fact or omit to state a material fact necessary to make  the  statements  made, in light of the circumstances under which such statements  were made, not misleading with respect to the period covered by this  quarterly  report.

3.
Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this quarterly report.

4.
The  registrant's other certifying  officer  and  I  are  responsible for establishing and maintaining disclosure controls and procedures (as defined in  Exchange  Act  Rules  13a-14  and  15d-14) for the registrant and have:

a)
designed such  disclosure  controls  and  procedures  to  ensure that material information relating to the registrant is made known to us by others,  particularly during the period in which this quarterly report is  being  prepared;

b)	evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this quarterly report (the "evaluation date"); and

c)	presented in this quarterly report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the evaluation date;

5.
The  registrant's  other  certifying officer and I have disclosed, based on our  most  recent  evaluation,  to  the registrant's auditors and the audit committee  of  registrant's  board  of directors (or persons performing the equivalent  functions):

a)
all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

b)	any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls.

6.
The  registrant's  other  certifying  officer  and I have indicated in this quarterly  report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Date: August 16, 2007

/s/ Bradley E. Sparks

Bradley E. Sparks
Chief  Financial  Officer and  Secretary  Treasurer